Income Taxes	9 Months Ended
Sep. 30, 2021
Income Tax Disclosure [Abstract]
Income Taxes

16.    Income Taxes

We are subject to U.S. federal and state taxes with respect to our allocable share of any taxable income or loss of ADK, LLC, as well as any stand-alone income or loss we generate. ADK, LLC is treated as a partnership for U.S. income tax purposes and for most applicable state and local income tax purposes and generally does not pay income taxes in most jurisdictions. Instead, ADK, LLC’s taxable income or loss is passed through to its members, including us. Despite its partnership treatment, ADK, LLC is liable for income taxes for subsidiaries in foreign jurisdictions in which it operates, primarily within the United Kingdom.

Our effective tax rate in 2021 differ from the U.S. federal statutory rate primarily due to changes in valuation allowance and taxes in foreign jurisdictions.

Based primarily on our limited operating history and ADK LLC’s historical losses, we believe there is a significant uncertainty as to when we will be able to use our deferred tax assets (“DTAs”). Therefore, we have recorded a valuation allowance against the DTAs for which we have concluded it is more likely than not that they will not be realized.

As part of reverse capitalization, the Company entered into Tax Receivable Agreements (“TRAs”) with certain shareholders that will represent approximately 85% of the calculated tax savings based on the portion of basis adjustments on future exchanges of ADK, LLC units and other carryforward attributes assumed that we anticipate to be able to utilize in future years. Through September 30, 2021, there have not been any exchanges of units that would generate a DTA; therefore, we have not recorded a liability under the TRAs.

The Company recorded a benefit for income taxes of $36 and $13 for the three months ended September 30, 2021 and 2020, respectively. The Company recorded a provision for income taxes of $34 and $9 for the nine months ended September 30, 2021 and 2020, respectively. Income taxes are primarily related to the Company’s operations in Europe.